SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

December 11, 2015

Date of Report (Date of Earliest Event Reported)

GLOBAL ARENA HOLDING, INC.

 (Exact name of registrant as specified in its charter)

Delaware	00049819	33-0931599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

850 Third Avenue, Suite 16C New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 508-4700

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities

On December 11, 2015, the registrant issued a total of 11,166,664 common shares, 5,583,332 A warrants and 5,583,332 B warrants to the following individuals.   Each A warrant is exercisable into one common share of the registrant at $.10 per common share with an exercise period of three years.  Each B warrant is exercisable into one common share of the registrant at $.12 per common share with an exercise period of three years.  The subscriptions for the securities were cash payments of $.12 per two common shares, one A warrant and one B warrant for an aggregate of $670,000 and were received by the registrant from October 13, 2015 through October 28, 2015.

Common Shares

A Warrants

B Warrants

Lee Thiam Seng

3,333,334

1,666,667

1,666,667

Lim Chap Hunt

1,666,666

833,333

833,333

Lim Chin Keong

833,334

416,667

416,667

Tan Bock Huat

833,334

416,667

416,667

Teo Choon Hock

833,334

416,667

416,667

Ng Fook Ai Victor

833,334

416,667

416,667

The Cevans Irrevocable Trust

   Robert R Reyers Trustee

1,000,000

500,000

500,000

Mark Woods

333,332

166,666

166,666

George Rizos

416,666

208,333

208,333

Robert McCoy

333,332

166,666

166,666

William Lipkin

416,666

208,333

208,333

Jonny Crain

333,332

166,666

166,666

The securities are being issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Global Arena Holding, Inc.

By:      /s/ John Matthews

John Matthews

Chief Executive Officer

Dated:  December 14, 2015

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